SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  May 3, 1995



                            MARION MERRELL DOW INC.
             (Exact name of registrant as specified in its charter)



   Delaware                       1-5829                   44-0565557
- ---------------              ---------------           -------------------
(State or other                (Commission               (IRS Employer
jurisdiction of                File Number)            Identification No.)
incorporation)


9300 Ward Parkway, Kansas City, Missouri                          64114
- --------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:         (816) 966-4000
                                                            --------------



                                 Not Applicable
- -------------------------------------------------------------------------
         (Former name or former address, if changed since last report)






                               Page 1 of 47 Pages

Item 5.   Other Events.
          -------------

          On May 3, 1995, the Registrant announced that it had entered into an agreement, subject to certain conditions precedent, with The Dow Chemical Company ("DCC"), Hoechst Corporation ("Parent") and H Pharma Acquisition Corp. ("Acquisition"), providing for the merger of Acquisition with and into the Registrant, whereby the Registrant would be the surviving corporation and a wholly-owned subsidiary of Parent. A copy of the Agreement and Plan of Merger is attached hereto as Exhibit 2 and incorporated herein by reference.

          A copy of a press release issued by the Registrant on May 4, 1995, is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

     (c)  Exhibits.

          Exhibit 2 Agreement and Plan of Merger dated May 3, 1995, by and among Marion Merrell Dow Inc., The Dow Chemical Company, Hoechst Corporation and H Pharma Acquisition Corp.

          Exhibit 99     Press Release issued by the Registrant on May 4,
                         1995.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MARION MERRELL DOW INC.


                              By: /s/ William K. Hoskins
                              --------------------------------------------
                              Name:     William K. Hoskins
                              Title:    Vice President, General Counsel
                                        and Corporate Secretary
Date:  May 9, 1995

                                 EXHIBIT INDEX
                                 -------------

Exhibit        Description                                       Page
- -------        -----------                                       ----

  # 2          Agreement and Plan of Merger dated May 3,            5
               1995, by and among Marion Merrell Dow
               Inc., The Dow Chemical Company, Hoechst
               Corporation and H Pharma Acquisition Corp.

  #99          Press Release issued by the Registrant on            45
               May 4, 1995.